Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

Note 17 – Subsequent Events

Common Stock

On January 14, 2020 the Company issued 758,725 shares of its common stock to an investor in exchange for $5,000,000 (the "Purchase Price") pursuant to a Share Purchase Agreement. The Purchase Price is to be used by the Company or its subsidiaries to develop integrated esports experience venues at mutually agreed upon shopping malls owned and/or operated by investor or any of its affiliates (each, an "Investor Mall"), that will include a dedicated gaming space and production capabilities to attract and to activate esports and other emerging live events (each, an "Esports Venue"). To that end, half of the Purchase Price is held in escrow until the parties execute a written lease agreement for the first Esports Venue, and the other half is held in escrow until the parties execute a written lease agreement for the second Esports Venue. Further, pursuant to the Share Purchase Agreement, the Company must create, produce, and execute three (3) esports events during each calendar year 2020, 2021 and 2022 that will include the Company's esports truck at one or more Investor Malls at mutually agreed times.

Put Option Agreement and Exercise

On February 25, 2020 (the "Effective Date"), the Company entered into a Put Option Agreement (the "Agreement") with the Chairman of the Company's Board of Director (the "Chairman"), pursuant to which the Company has an option in its discretion, to sell shares of its common stock (the "Option Shares") to the Chairman for aggregate gross proceeds of up to $2.0 million, at a purchase price of $1.963 per Option Share, subject to the following limitations:

a)	The total number of shares that may be issued under the Agreement will be limited to 19.99% of the Company's outstanding shares on the date the Agreement is signed (the "Exchange Cap"), unless stockholder approval is obtained to issue shares in excess of the Exchange Cap;

b)	The Company may not issue and the Chairman may not purchase Option Shares to the extent that such issuance would result in the Chairman and his affiliates beneficially owning more than 19.99% of the then issued and outstanding shares of the Company's common stock unless (i) such ownership would not be the largest ownership position in the Company, or (ii) stockholder approval is obtained for ownership in excess of 19.99%; and

c)	The Company may not issue and the Chairman may not purchase any Option Shares if such issuance and purchase would be considered equity compensation under the rules of The Nasdaq Stock Market unless stockholder approval is obtained for such issuance.

Option Shares purchased pursuant to the Agreement are subject to a six-month lock-up period whereby they cannot be sold or transferred. The Put Option expires on April 9, 2020. On March 9, 2020, the Company provided notice to the Chairman that they had elected to exercise the Put Option to sell 1,018,848 Option Shares at a purchase price of $1.963 per share for total proceeds of $2,000,000.

COVID-19 Crisis Impact (unaudited)

The recent outbreak of the COVID-19 respiratory illness first identified in Wuhan, Hubei Province, China has had an adverse effect on the Company's operations. As a global entertainment company that hosts numerous live events with spectators and participants in destination cities, such outbreak has caused people to avoid traveling to our destination cities and attending our events. Recently live events to be hosted by both of our Allied Esports and WPT businesses have been cancelled or postponed. Our businesses are now operating online only. At this time we cannot determine the extent that such outbreak will have on our future operations.

Simon Partnership (unaudited)

The Company previously entered into the Simon Agreement, which set forth the terms of a strategic investment by Simon to develop an annual esports program in collaboration with the Company. Pursuant to the Simon Agreement, $4,950,000 was previously held in an escrow account to be used for development of such activities. The COVID-19 crisis has delayed indefinitely the parties' ability to plan and budget for the 2020 and 2021 esports programming and esports venues. On March 26, 2020, the remaining balance in the escrow account, $3,650,000, was transferred to Simon. The parties have agreed to extend the due date under the applicable agreements from March 8, 2020 to January 31, 2021 to continue to develop and budget for the annual esports program and esports venues in future years once the COVID-19 crisis has ended.

Litigation (unaudited)

On March 23, 2020, an employee of Allied Esports filed a claim in Los Angeles Superior Court alleging various employment misconduct against Allied Esports, the Company and an officer of Allied Esports in connection with a competition being hosted by Allied Esports. The claim alleges damages in excess of $3 million and suggests that the defendants could be subject to punitive damages. The Company has submitted such claim to its insurer and is awaiting confirmation of coverage (subject to coverage limits and retention).

Put Option Agreement and Exercise – Update (unaudited)

On April 7, 2020, the Company extended the closing date for the sale of the Option Shares to May 15, 2020.

Assignment and Assumption Agreement among Ourgame International Holdings Limited ("Ourgame"), Trisara Ventures, LLC ("Trisara"), Adam Pliska and the Company (unaudited)

On April 24, 2020, the Company, Ourgame, Trisara, and Adam Pliska entered into an Assignment and Assumption Agreement (the "Pliska Assignment"). Mr. Pliska is the Company's President, and pursuant to the Pliska Assignment, the Company assumed Ourgame's obligations under that certain Engagement Agreement dated as of January 24, 2018, by and among Ourgame, Trisara and Mr. Pliska (as amended by that certain Amendment 1 dated June 2018, the "Pliska Employment Agreement"). Among other things, the Pliska Assignment provides that effective as of May 1, 2020, Mr. Pliska's annual salary will be reduced by 10% to approximately $377,000 for a six-month period.

Amendment to Frank Ng Employment Agreement dated April 24, 2020 (unaudited)

On April 24, 2020, the Company and its Chief Executive Officer, Frank Ng, entered into an Amendment to Employment Agreement (the "Ng Amendment"). Pursuant to the Ng Amendment, the parties agreed that effective May 1, 2020, Mr. Ng's annual salary will be reduced by 80% to $60,000 for a six-month period.

Knighted Debt Conversion (unaudited)

On April 29, 2020, the Company and Knighted Pastures, LLC ("Knighted"), the holder of a $5,000,000 convertible promissory note issued by the Company (the "Note"), entered into a Secured Convertible Note Modification and Conversion Agreement (the "Amendment"). The Amendment provides that Knighted agrees to convert $2,000,000 of the principal amount of the Note into shares of the Company's common stock at a reduced conversion price of $1.60 per share, and the Company issued to Knighted 1,250,000 shares of common stock. The remaining principal amount of the Note ($3,000,000) remains convertible at a conversion price of $8.50 per share, and the remaining provisions of the Note remain in effect. Interest on the converted amount will continue to accrue, and all accrued and unpaid interest under the Note (including interest accrued on the converted amount) is due on the maturity date of August 23, 2020. The Company previously registered for resale an aggregate of 588,236 shares of common stock upon conversion of the Note at $8.50 per share. This prospectus registers an additional 1,014,705 shares of common stock, so that all shares issuable to Knighted as a result of its conversion of the Note, including the shares issued pursuant to the Amendment, are registered for resale.